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                                                                   EXHIBIT 10.21


                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of December 20,
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1999 (the "Effective Date"), between IWO Holdings, Inc., a Delaware corporation
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("Holdings"), and Alfred Boschulte (the "Optionee").
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                                    RECITALS
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     WHEREAS, Optionee is Chairman of the Board of Holdings and its wholly-owned subsidiary, Independent Wireless One Corporation, a Delaware corporation (the "Company") and Holdings desires to grant the Optionee the opportunity to acquire a proprietary interest in Holdings to encourage the Optionee's contribution to the success and progress of Holdings and the Company.

     WHEREAS, The Board of Directors has as of the Effective Date granted to the Optionee a non-qualified option to purchase shares of Class B Common Stock, $0.01 par value, of Holdings (the "Class B Common Stock") subject to the terms
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and conditions of this Agreement.

                                   AGREEMENTS
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     1.  Definitions.  Capitalized terms used herein shall have the following
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meanings:

     "Act" means the Securities Act of 1933, as amended.
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     "Affiliate" means (a) any Person which, directly or indirectly, is in
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control of, is controlled by, or is under common control with, such Person or
(b) any Person who is a director or officer (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, "control" of a Person means the power, directly or indirectly, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

     "Agreement" means this Stock Option Agreement.
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     "Approved Sale" means a transaction or a series of related transactions
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which results in a change of economic beneficial ownership of Holdings or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of Holdings), whether pursuant to the sale of the stock of Holdings, the sale of all or substantially all of the assets of Holdings, or a merger or consolidation; provided that (a sale of stock by an Initial Stockholder to (i) another Initial Stockholder or Affiliate thereof, or (ii) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship shall be disregarded when determining if an Approved Sale has occurred).

     "Certificate of Incorporation" means the Amended and Restated Certificate
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of Incorporation of Holdings, as amended from time to time.
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     "Class B Common Stock" is defined in the Recitals.
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     "Closing Date" means December 20, 1999.
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     "Company" is defined in the Recitals.
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     "Effective Date" is defined in the preamble.
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     "Exercise Price" is defined in Section 2.
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     "Fiscal Year" means the fiscal year of Holdings.
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     "Initial Public Offering" means the sale of any of the common stock of
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Holdings pursuant to a registration statement that has been declared effective under the Act, if as a result of such sale (i) the issuer becomes a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the NASDAQ National Market System or is traded or quoted on any other national stock exchange or national securities system.

     "Option" is defined in Section 2.
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     "Optionee" is defined in the preamble.
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     "Option Shares" is defined in Section 2.
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     "Permitted Transferee" means a Stockholder's spouse, child, estate,
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personal representative, heir or successor, or a trust for the benefit of such
Stockholder or such Stockholder's spouse, child or heir or to a partnership the partners of which consist solely of such Stockholder or such Stockholder's spouse, child, heir or successor.

     "Subsidiary" means any joint venture, corporation, partnership or other
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entity as to which Holdings, whether directly or indirectly, has more than 50%
of the (i) voting rights or (ii) rights to capital or profits.

          2.  Grant of Option.  Holdings grants to the Optionee the right and
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option (the "Option") to purchase, on the terms and conditions hereinafter set
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forth, all or any part of the number of shares of Class B Common Stock set forth below the Optionee's signature below (the "Option Shares"), at the purchase
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price of $43.521 per share (as such amount may be adjusted, the "Exercise
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Price"); and
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     3.  Exercisability.  The Option shall become exercisable as of the date
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hereof.

     4.  Expiration.  The Option shall expire on August 11, 2009, subject to
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earlier termination as provided in Section 6(a) hereof.

     5.  Nontransferability.  The Option shall not be transferable by the
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Optionee except that the Optionee may transfer the Option to (a) his or her spouse, child, estate, personal representative, heir or successor (b) a trust for the benefit of the Optionee or his or her spouse,

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child or heir, or (c) a partnership or limited liability company the partners or members of which consist solely of the Optionee and/or his or her spouse, children or heirs (each, a "permitted transferee") and the Option is
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exercisable, during the Optionee's lifetime, only by him or her or his or her spouse or child, or, in the event of the Optionee's Disability, his or her guardian or legal representative. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred
(except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option that would otherwise effect a change in the ownership of the Option, shall terminate the Option; provided, however, that in the case of the involuntary levy of any attachment or similar involuntary process upon the Option, the Optionee shall have thirty (30) days after notice thereof to cure such levy or process before the Option terminates. This Agreement shall be binding on and enforceable against any person who is a permitted transferee of the Option pursuant to the first sentence of this Section..

     6.  Effect of Approved Sale; Adjustments.
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         (a) In the event of an Approved Sale, the unexercised portion of the
Option shall terminate upon such Approved Sale unless (i) provision is made in writing in connection with such Approved Sale for the continuance of this Agreement and for the assumption of such Options, or for the substitutions of such Options of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Agreement and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board of Directors otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Options, including without limitation providing for the cancellation of Options and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Options would have been entitled to receive upon consummation of such Approved Sale had such shares been issued and outstanding immediately prior to the closing date of the Approved Sale (net of the appropriate option exercise price). If pursuant to this Section 6(a) the Options are to terminate upon an Approved Sale without provision for any of the actions described in clause (i) or (ii) above, then the Optionee shall be given at least ten (10) days' prior notice of the proposed Approved Sale and shall be entitled to exercise the unexercised portion of the Option at any time during such ten (10) day period up to and until the close of business on the day immediately preceding the date of consummation of such Approved Sale and upon exercise of the Option the Option Shares shall be treated in the same manner as the shares of any other holder of Class B Common Stock.

         (b) Subject to Section 6(a), if the shares of the Class B Common
Stock, or to the extent it affects the economic rights of the holders of the Class B Common Stock, shares of Class A Common Stock, Class C Common Stock or Class D Common Stock of Holdings, are changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, mergers, acquisitions, stock splits, reverse stock splits, stock dividends or similar events, an appropriate adjustment shall be made in the number and kind of shares or other securities subject to the Option and the price for each share or

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other unit of any securities subject to this Agreement.  Any such adjustment in outstanding Options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options. No fractional interests shall be issued on account of any such adjustment unless the Board of Directors specifically determines to the contrary; provided, however, that in lieu of fractional interests, the Optionee, upon the exercise of the Option in whole or part, shall receive cash in an amount equal to the amount by which the fair market value of such fractional interests exceeds the Exercise Price attributable to such fractional interests.

     7.  Exercise of the Option.  Prior to the expiration thereof, the Optionee
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may exercise the exercisable portion of the Option from time to time in whole or in part. Upon electing to exercise the Option, the Optionee shall deliver to the Secretary of Holdings a written and signed notice of such election setting forth the number of Option Shares the Optionee has elected to purchase and shall at the time of delivery of such notice tender cash or a cashier's or certified bank check to the order of Holdings for the full Exercise Price of such Option Shares and any amount required pursuant to Section 16 hereof. Alternatively, if Holdings is not at the time prohibited from purchasing or acquiring shares of its capital stock, the Exercise Price may be paid in whole or in part by delivery of shares of the Class B Common Stock owned by the Optionee provided that Optionee has owned such shares for at least six (6) months. The value of any such shares delivered or withheld as payment of the Exercise Price shall be such shares' fair market value as determined by the Board of Directors. The Board of Directors further may, in its discretion, permit payment of the Exercise Price in such form or in such manner as may be permissible under any applicable law.

     8.  Restrictions on Transfers of Shares Issuable Upon Exercise.  Prior to
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the earlier of (a) the closing of an Approved Sale or (b) the date that is 18 months after the closing of an Initial Public Offering, the Shares shall not be transferable or transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) except that the Optionee may transfer the Shares (i) to a Permitted Transferee, (ii) to another Stockholder provided,
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that 12 months after the closing of an Initial Public Offering and upon 10 days prior written notice to Holdings, Optionee may transfer, assign, pledge or hypothecate up to an aggregate of (X) 10% of the number of Shares beneficially owned by Optionee on the date of such Initial Public Offering less (Y) the number of Shares transferred, assigned, pledged or hypothecated pursuant to clause (ii) above. This Agreement shall be binding on and enforceable against any person who is a permitted transferee of the Option pursuant to the first sentence of this Section and the Permitted Transferee shall agree in writing to be so bound as a condition precedent to such transfer.

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     9.  Stockholders Agreement.
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          The Option Shares are subject to the terms and provisions with respect to Class B Common Stock contained in the Stockholder Agreement (the "Stockholder
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Agreement") by and between Holdings and the Stockholders, as such term is
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defined in the Stockholder Agreement, including the Optionee.

     10.  Compliance with Legal Requirements.
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          (a) No Option Shares shall be issued or transferred pursuant to this
Agreement unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to Holdings, been satisfied. Such requirements may include, but are not limited to, registering or qualifying such Option Shares under any state or federal law, satisfying any applicable law relating to the transfer of unregistered securities or demonstrating the availability of an exemption from applicable laws, placing a legend on the Option Shares to the effect that they were issued in reliance upon an exemption from registration under the Act, and may not be transferred other than in reliance upon Rule 144 promulgated under the Act, if available, or upon another exemption from the Act, or obtaining the consent or approval of any governmental regulatory body.

          (b) The Optionee understands that Holdings intends for the offering and sale of Option Shares to be effected in reliance upon an available exemption from registration under the Act, and that Holdings is under no obligation to register for resale the Option Shares issued upon exercise of the Option, subject to other applicable agreements or the Certificate of Incorporation. In connection with any such issuance or transfer, the person acquiring the Option Shares shall, if requested by Holdings, provide information and assurances satisfactory to counsel to Holdings with respect to such matters as Holdings reasonably may deem desirable to assure compliance with all applicable legal requirements.

     11.  Subject to Certificate of Incorporation.  The Optionee acknowledges
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that the Option Shares are subject to the terms of the Certificate of
Incorporation.

     12.  No Interest in Shares Subject to Option.  Neither the Optionee
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(individually or as a member of a group) nor any beneficiary or other person claiming under or through the Optionee shall have any right, title, interest, or privilege in or to any shares of stock allocated or reserved for the purpose of this Agreement except as to such Option Shares, if any, as shall have been issued to such person upon exercise of an Option or any part thereof.

     13.  Governing Law.  All terms of and rights under this Agreement shall be
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governed by and construed in accordance with the internal laws of the State of
New York, without giving effect to principles of conflicts of law.

     14.  Taxes.  The Board of Directors may, in its discretion, make such
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provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the issuance or exercise of the Option including, but not limited to, deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Optionee, requiring the Optionee to pay to Holdings the amount required to be withheld or to execute such documents as the Board of

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Directors deems necessary or desirable to enable it to satisfy its withholding obligations; provided further that the Optionee may satisfy all aforesaid withholding tax obligations by directing Holdings to withhold that number of Option Shares with an aggregate fair market value (as determined in good faith by the Board of Directors) equal to the amount of all federal, state, local and other taxes required to be withheld, or delivering to Holdings such number of previously held shares of capital stock of Holdings, which shares have been owned by the Optionee for at least six (6) months with an aggregate fair market value (as determined in good faith by the Board of Directors) equal to the minimum statutory amount of the federal, state, local and other taxes required to be withheld.

     15.  Transfer Notice.  Holdings will provide the Optionee with the Transfer
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Notice (as defined in the Certificate of Incorporation) delivered to Class B
Stockholders pursuant to Section 4 or Section 5 of the Certificate of Incorporation in accordance with the terms thereof.

     16.  Notices.  All notices, requests, demands and other communications
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pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the other party at the following addresses (or at such other address as shall be given in writing by either party to the other):

     If to Holdings to:

          IWO Holdings, Inc..
          c/o Investcorp International Inc.
          280 Park Avenue
          New York, New York  10017
          Attention:  Christopher Stadler

          With a copy to:

          Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor
          New York, New York 10166-0193
          Attention:  E. Michael Greaney, Esq.

     If to the Optionee to the address set forth below the Optionee's signature below.

     17.  Amendments and Waivers.  This Agreement may be amended, and any
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provision hereof may be waived, only by a writing signed by the party to be charged.

     18.  Entire Agreement.  This Agreement sets forth the entire agreement and
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understanding between the parties as to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral discussions, agreements and understandings of any kind or nature.

     19.  Separability.  In the event that any provision of this Agreement is
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declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or

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otherwise deleted, and the remainder of this Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

     20.  Headings.  The headings preceding the text of the sections hereof are
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inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     21.  Counterparts.  This Agreement may be executed in two counterparts,
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each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     22.  Further Assurances.  Each party shall cooperate and take such action
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as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement.

     23.  Remedies.  In the event of a breach by any party to this Agreement of
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its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived.

     24.  Binding Effect.  This Agreement shall inure to the benefit of and be
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binding upon the parties hereto and their respective permitted successors and assigns.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.
                              IWO HOLDINGS, INC.

                              By: /s/ Solon L. Kandel
                                 -----------------------------
                              Name:  Solon L. Kandel
                              Title: President and Chief Executive Officer

                              "OPTIONEE"
                              /s/ Alfred Boschulte
                              --------------------------------
                              Name:  Alfred Boschulte
                              Address:


                              Number of Option Shares:  11,235.9551

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